UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 2, 2022 (July 30, 2022)

ACE Convergence Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39406	N/A
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1013 Centre Road, Suite 403S
Wilmington, DE	19805
(Address of principal executive offices)	(Zip Code)

(302) 633-2102

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one Warrant to purchase one Class A ordinary share	ACEVU	The Nasdaq Stock Market LLC
Class A ordinary shares, $0.0001 par value per share	ACEV	The Nasdaq Stock Market LLC
Warrants to purchase Class A ordinary shares	ACEVW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company           ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.02	Termination of a Material Definitive Agreement.

Subscription Agreement

As previously announced, on January 18, 2022, ACE Convergence Acquisition Corp. (“ACE”) entered into a Subscription Agreement (the “Subscription Agreement”) with Tempo Automation, Inc. (“Tempo Automation”), OCM Tempo Holdings, LLC (“OCM,” and collectively with its affiliates or affiliated investment funds and/or managed or controlled accounts, “Oaktree”) and Tor Asia Credit Opportunity Master Fund II LP (“Tor”). Pursuant to the Subscription Agreement, among other things, OCM committed to purchase $175 million in aggregate principal amount of ACE’s 15.5% convertible senior notes due 2025 concurrently with the closing (the “Closing”) of the previously announced business combination between ACE and Tempo Automation. The Subscription Agreement also provided for the purchase of $25 million in aggregate principal amount of ACE’s 15.5% convertible senior notes due 2025 concurrently with the Closing by Tor, an investment partner of ACE. Section 5 of the Subscription Agreement provided, among other things, that OCM could terminate the Subscription Agreement if the closing with respect to OCM under the Subscription Agreement had not occurred prior to July 18, 2022, which closing did not occur prior to such date.

On July 30, 2022, OCM delivered notice of termination of the Subscription Agreement to ACE and Tempo Automation, effective immediately.

As a result of the termination of the Subscription Agreement, if ACE consummates an initial business combination with or among Tempo Automation, Compass AC Holdings, Inc., Whizz Systems, Inc. or any of their respective affiliates or subsidiaries, OCM will be entitled to a termination fee of 3.5% of the aggregate principal amount of the subscribed notes, to be paid by ACE immediately following and as a condition subsequent to the closing of such initial business combination.

Side Letters

As previously announced, on January 18, 2022, in connection with the entry into the Subscription Agreement, ACE and Tempo Automation entered into a Letter Agreement (the “Oaktree Side Letter”) with OCM, pursuant to which, among other things, Oaktree would have the right (but not the obligation), commencing on the Closing Date (as defined in the Oaktree Side Letter) and ending on the date Oaktree no longer held or controlled notes in an aggregate principal amount of at least 50% of the aggregate principal amount of notes purchased by Oaktree on the Closing Date, to appoint two individuals to attend, as board observers and participants in a nonfiduciary and non-voting capacity, each meeting of the board of directors of ACE (after its domestication as a Delaware corporation) and any duly authorized committee thereof. The Oaktree Side Letter also provided for certain liquidity reporting requirements of ACE to Oaktree, and provided Oaktree with certain access and inspection rights of ACE’s or any of its subsidiaries’ respective properties and records.

As previously announced, on January 18, 2022, in connection with the entry into the Subscription Agreement, ACE and Tempo Automation also entered into an Information Rights and Confidentiality Agreement (the “Tor Side Letter,” and together with the Oaktree Side Letter, the “Side Letters”) with Tor, which provided for, among other things, certain liquidity reporting requirements of ACE to Tor, and provided Tor with certain access and inspection rights of ACE’s or any of its subsidiaries’ respective properties and records.

Each of the Side Letters automatically terminated on July 30, 2022, upon the termination of the Subscription Agreement.

The foregoing descriptions of the Subscription Agreement, the Oaktree Side Letter and the Tor Side Letter do not purport to be complete and are qualified in their entirety by the terms and conditions of the full text of the Subscription Agreement, the Oaktree Side Letter and the Tor Side Letter, copies of which were filed as Exhibits 10.1, 10.2 and 10.3, respectively, to ACE’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on January 20, 2022, each of which is incorporated by reference herein.

Additional Information and Where to Find It

Additional information about the proposed transaction (the “Proposed Business Combination”) between Tempo Automation (collectively with its subsidiaries and pro forma for its acquisition of Whizz Systems, Inc., “Tempo”) and ACE, including a copy of the Agreement and Plan of Merger, dated as of October 13, 2021, by and among ACE, Tempo Automation and ACE Convergence Subsidiary Corp. (the “Merger Agreement”), and investor presentation, was provided in a Current Report on Form 8-K filed by ACE with the SEC on October 14, 2021, and is available at www.sec.gov. In connection with the Proposed Business Combination, ACE has filed a Registration Statement on Form S-4 (as it has been and may be amended or supplemented from time to time, the “Registration Statement”). The Registration Statement has been declared effective, and ACE has filed a post-effective amendment thereto. In advance of the vote by ACE’s shareholders with respect to the Proposed Business Combination and other matters as described in the Registration Statement, ACE will mail a definitive proxy statement to its shareholders in connection with ACE’s solicitation of proxies for such vote. The Registration Statement also includes the prospectus relating to the offer of securities to be issued to Tempo stockholders in connection with the Proposed Business Combination. The Registration Statement includes information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to ACE’s shareholders in connection with the Proposed Business Combination. ACE will also file other documents regarding the Proposed Business Combination with the SEC. Before making any voting decision, investors and security holders of ACE and Tempo Automation are urged to read the Registration Statement, the proxy statement/prospectus contained therein, and all other relevant documents filed or that will be filed with the SEC in connection with the Proposed Business Combination as they become available because they will contain important information about the Proposed Business Combination.

Investors and security holders can obtain free copies of the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by ACE through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by ACE may be obtained free of charge from ACE’s website at acev.io or by written request to ACE at ACE Convergence Acquisition Corp., 1013 Centre Road, Suite 403S, Wilmington, DE 19805.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the Proposed Business Combination between Tempo and ACE, including statements regarding the benefits of the Proposed Business Combination, the anticipated timing of the Proposed Business Combination, the services offered by Tempo and the markets in which it operates, and Tempo’s projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties that could cause the actual results to differ materially from the expected results. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the Proposed Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of ACE’s securities, (ii) the risk that the acquisition by Tempo Automation of Whizz Systems, Inc. may not be completed in a timely manner or at all, (iii) the risk that the Proposed Business Combination may not be completed by ACE’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by ACE, (iv) the failure to satisfy the conditions to the consummation of the Proposed Business Combination, including the receipt of the requisite approvals of ACE’s shareholders and Tempo’s stockholders, respectively, the satisfaction of the minimum trust account amount following redemptions by ACE’s public shareholders and the receipt of certain governmental and regulatory approvals, (v) the lack of a third party valuation in determining whether or not to pursue the Proposed Business Combination, (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (vii) the effect of the announcement or pendency of the Proposed Business Combination on Tempo’s business relationships, performance, and business generally, (viii) risks that the Proposed Business Combination disrupts current plans of Tempo and potential difficulties in Tempo employee retention as a result of the Proposed Business Combination, (ix) the outcome of any legal proceedings that may be instituted against Tempo or against ACE related to the Merger Agreement or the Proposed Business Combination, (x) the ability to maintain the listing of ACE’s securities on The Nasdaq Stock Market LLC, (xi) volatility in the price of ACE’s securities due to a variety of factors, including changes in the competitive and highly regulated industries in which Tempo plans to operate, variations in performance across competitors, changes in laws and regulations affecting Tempo’s business and changes in the combined capital structure, (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the Proposed Business Combination, and identify and realize additional opportunities, (xiii) the risk of downturns in the highly competitive industry in which Tempo operates, (xiv) the impact of the global COVID-19 pandemic, (xv) the enforceability of Tempo’s intellectual property, including its patents, and the potential infringement on the intellectual property rights of others, cyber security risks or potential breaches of data security, (xvi) the ability of Tempo to protect the intellectual property and confidential information of its customers, (xvii) the risk of downturns in the highly competitive additive manufacturing industry, and (xviii) other risks and uncertainties described in ACE’s registration statement on Form S-1 (File No. 333-239716), which was originally filed with the SEC on July 6, 2020 (as amended, the “Form S-1”), Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on March 10, 2022 (the “Form 10-K”), and its subsequent Quarterly Reports on Form 10-Q. The foregoing list of factors is not exhaustive. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by investors as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Form S-1, the Form 10-K, ACE’s Quarterly Reports on Form 10-Q, the Registration Statement, the proxy statement/prospectus contained therein, and the other documents filed by ACE from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. These risks and uncertainties may be amplified by the COVID-19 pandemic, which has caused significant economic uncertainty. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Tempo and ACE assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by securities and other applicable laws. Neither Tempo nor ACE gives any assurance that either Tempo or ACE, respectively, will achieve its expectations.

No Offer or Solicitation

This communication is for informational purposes only and does not constitute an offer or invitation for the sale or purchase of securities, assets or the business described herein or a commitment to ACE with respect to any of the foregoing, and this communication shall not form the basis of any contract, nor is it a solicitation of any vote, consent, or approval in any jurisdiction pursuant to or in connection with the Proposed Business Combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in Solicitation

ACE and Tempo, and their respective directors and executive officers, may be deemed participants in the solicitation of proxies of ACE’s shareholders in respect of the Proposed Business Combination. Information about the directors and executive officers of ACE is set forth in the Form 10-K. Additional information regarding the identity of all potential participants in the solicitation of proxies to ACE’s shareholders in connection with the Proposed Business Combination and other matters to be voted upon at the extraordinary general meeting, and their direct and indirect interests, by security holdings or otherwise, is set forth in ACE’s proxy statement. Investors may obtain such information by reading such proxy statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACE Convergence Acquisition Corp.
Date: August 2, 2022
	By:	/s/ Behrooz Abdi
Name: Behrooz Abdi
Title: Chief Executive Officer

5